SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 21, 1997


                       Consolidated Technology Group Ltd.
             (Exact name of Registrant as Specified in its Charter)


          Delaware                      0-4186                 13-1948169
(State or other jurisdiction     (Commission File No.)     (IRS Employer
     of incorporation)                                      Identification No.)


                160 Broadway, Suite 901, New York, New York 10038
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (212) 233-4500

Item 5.  Other Events.

         The Lafayette Industries, Inc. ("Lafayette") Form 10-KSB for its year ended December 31, 1996, filed April 15, 1997, included a disclaimer of opinion by Lafayette's independent certified public accountants. This report disclosed that there was substantial doubt with respect to Lafayette's ability to continue as a going concern. In addition, Lafayette's accountants reported that they were unable to obtain written representations from Lafayette's counsel regarding litigation relating, among other things, to financial guarantees. Because of material uncertainties on the part of the Company and SIS Capital Corp., a subsidiary of the Company ("SISC"), with respect to Lafayette's guarantees, pending litigation, the accuracy of representations and warranties made by Lafayette in the December 20, 1996 Stock Purchase Agreement with SISC, DLB, Inc. ("DLB") and Lewis S. Schiller ("LSS") (the "Agreement"), the accuracy and completeness of Lafayette's financial statements with respect to material liabilities, Lafayette's financial condition and other matters, all of which were brought to the attention of Lafayette by SISC following the discovery thereof, SISC's and Lafayette's respective boards of directors determined that, in order to avoid costly and time consuming litigation, Lafayette and SISC would enter into an agreement providing for, among other things, the following: (a) Lafayette's transfer to SPECTEC, Inc., a majority owned subsidiary of SISC ("SPECTEC"), and to DLB and LSS, as their respective interest appear, of all of Lafayette's interest in SES Holdings Corp. ("SESH") acquired by Lafayette pursuant to the Agreement; (b) SISC's transfer (or the transfer to Lafayette by any other holder) of all of the Class A Convertible Preferred Stock and Series B Redeemable Preferred Stock of Lafayette issued by Lafayette in consideration of the purchase of the capital stock of SESH under the Agreement; (c) DLB's and LSS's waiver of their respective rights, as provided for in the Agreement, to receive any shares of Lafayette Common Stock; (d) the cancellation of all obligations for loans and/or advances by Lafayette to SESH or subsidiaries of SESH and the treatment of the amount of any such loans and/or advances as additional contributions to capital; and (e) the indemnification by SPECTEC of Lafayette, on a limited basis, from and against any losses or damages resulting from claims by those investors who purchased from Lafayette 8,000,000 shares of Lafayette's capital stock in private transactions between December 20, 1996 and April 21, 1997; and (f) the delivery by SPECTEC to Lafayette of any of such securities purchased by such investors which were delivered to such investors by Lafayette. A Settlement Agreement containing the foregoing provisions was consummated between Lafayette, SIS Capital Corp., DLB, Inc., Lewis S. Schiller and SPECTEC, Inc. as of April 21, 1997.

Item 7.  Financial Statements and Exhibits.

         1. Settlement Agreement dated as of April 21, 1997, by and among Lafayette Industries, Inc., SIS Capital Corp., DLB, Inc., Lewis S. Schiller and SPECTEC, Inc.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CONSOLIDATED TECHNOLOGY GROUP LTD.


                                          Lewis S. Schiller
                                          -----------------
                                          Lewis S. Schiller
                                          Chairman and Chief Executive Officer


Dated: April 25, 1997

Exhibit 1

                              SETTLEMENT AGREEMENT

                  AGREEMENT dated as of the 21st day of April, 1997, by and among LAFAYETTE INDUSTRIES, INC., a Delaware corporation ("Lafayette"), SIS CAPITAL CORP., a Delaware corporation ("SISC"), DLB, INC., a Delaware corporation ("DLB"), LEWIS S. SCHILLER ("LSS"), SPECTEC, INC., a Delaware corporation and a majority owned subsidiary of SISC ("SPECTEC") and such additional persons, if any, who have executed this Agreement under the caption "Additional Signatories" (collectively, the "Additional Signatories").

                              W I T N E S S E T H:

         WHEREAS, pursuant to a stock purchase agreement dated December 20, 1996, by and among Lafayette, SISC, DLB and LSS (the "Stock Purchase Agreement"), Lafayette purchased from SISC, DLB and LSS all of the issued and outstanding shares of the capital stock of SESH HOLDINGS CORP., a Delaware corporation ("SESH"), consisting of 1,500 shares of common stock and 500 shares of preferred stock (the "SESH Securities"); and

         WHEREAS, SISC, DLB and LSS have raised certain concerns with respect to the report of Lafayette's independent certified public accountants on the financial statements of Lafayette for the year ended December 31, 1996, the said accountants' disclosure of substantial doubt concerning Lafayette's ability to continue as a going concern, the adequacy and completeness of such financial statements with respect to material liabilities, Lafayette's financial condition in general, Lafayette's guarantees, pending litigation against Lafayette, the accuracy of Lafayette's representations and warranties in the Stock Purchase Agreement, and other matters; and

         WHEREAS, Lafayette and the Additional Signatories have requested that all of the disputes and potential disputes arising or which could arise as a result of the aforesaid concerns and allegations be settled on and subject to the terms and conditions set forth herein; and

         WHEREAS, SIS, DLB, LSS and SPECTEC are willing to enter into such a settlement;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.   Transfer of Securities.

     1.1. Lafayette hereby transfers the SESH Securities to SPECTEC, DLB and LSS, as follows:

            (a) 1,200 shares of the common stock of SESH and 500 shares of the preferred stock of SESH to SPECTEC; and

            (b)   150 shares of the common stock of SESH to each of DLB and LSS,

which shares constitute all of the SESH Securities owned by Lafayette and all of Lafayette's interest in SESH acquired by Lafayette pursuant to the Stock Purchase Agreement.

     1.2.   SISC hereby transfers, or will cause DLB and/or LSS to transfer to
Lafayette:

            (a) 1,000 shares of the Series A Convertible Preferred Stock of Lafayette; and

            (b) 1,000 shares of the Series B Redeemable Preferred Stock of Lafayette,

which shares constitute all of the Series A Convertible Preferred Stock and Series B Redeemable Preferred Stock of Lafayette issued by Lafayette to SISC, DLB and LSS in consideration of the purchase of the SESH Securities under the Stock Purchase Agreement.

     1.3. Within 21 business days after the date hereof, SPECTEC will deliver, or cause to be delivered, to Lafayette the 8,000,000 shares of the capital stock of Lafayette purchased from Lafayette to the extent that such shares were delivered by Lafayette to investors in private transactions between December 20, 1996 and the date hereof (other than pursuant to the Stock Purchase Agreement). If Lafayette has not delivered such securities to such investors, SPECTEC will use its best efforts to deliver instruments of transfer and assignment to Lafayette signed by each of such investors with respect to such securities as soon as practical after the delivery to SPECTEC of the form of such instrument, which instrument shall be reasonably acceptable to SPECTEC. Upon receipt by Lafayette of such securities, the securities so received shall be canceled by Lafayette on its books.

     1.4. DLB and LSS hereby relinquish any and all rights which either of them have or may have pursuant to Section 2.2 of the Stock Purchase Agreement to acquire, obtain or otherwise receive any shares of the common stock of Lafayette.

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

2.   Funds Provided to the Subsidiaries.   On and as of the date hereof, any
and all debts or obligations which SESH or any of the Subsidiaries has or may have for loans and/or advances made by Lafayette to SESH or any of the Subsidiaries (as defined in the Stock Purchase Agreement), are canceled and the amounts of any such loans or advances shall be converted into additional paid in capital.

3.   Mutual Releases.

     3.1. In consideration of the performance by Lafayette and the Lafayette Releasees (hereinafter defined) of their obligations and covenants under this Agreement and their representations and warranties under this Agreement, the adequacy and sufficiency of which consideration are hereby acknowledged, each of SISC, DLB, LSS, and SPECTEC (hereinafter collectively referred to as the "SISC Releasors"), hereby release and discharge each of Lafayette and the Additional Signatories, and their respective shareholders, officers, directors, partners (general and limited), principals, employees, agents, parents, subsidiaries, affiliates (including, without limitation, any entity owned, controlled by or under common control with such persons and entities) and their respective heirs, executors, administrators, personal representatives, successors and assigns (hereinafter collectively referred to as the "Lafayette Releasees"), from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, obligations, contracts, controversies, agreements, promises, variances, trespasses, damages, liabilities, judgments, executions, claims and demands whatsoever, in law, admiralty or equity (whether known or unknown and whether liquidated or unliquidated), whether asserted individually, derivatively, or in any other capacity, which the SISC Releasors, or any of them, or their respective heirs, executors, administrators, personal representatives, successors and assigns, and any entity owned, controlled by, or under common control with any SISC Releasor and the respective shareholders, officers, directors, partners (general and limited), principals, employees, agents, parents, subsidiaries, and affiliates thereof ever had, now have or hereafter can, shall or may have against any of the Lafayette Releasees from the beginning of the world to the date of this Agreement for, by reason of, in any way based upon, arising out of, related to, or connected with, directly or indirectly, any matter, cause, thing, transaction, act, or omission whatsoever by or on behalf of any Lafayette Releasee in connection with the Stock Purchase Agreement and/or any transaction between or among any of the SISC Releasors and the Lafayette Releasees since December 20, 1996 in connection with the transactions described in the Stock Purchase Agreement,

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

except for (i) any obligations of any Lafayette Releasee under or pursuant to this Agreement, (ii) any claim asserted or any action which is commenced against any of the SISC Releasors by any third party claiming by or through any of the Lafayette Releasees, (iii) any claim or action against any of the SISC Releasors by any third party for money or property alleged to be owed to any such third party by any of the Lafayette Releasees, or (iv) any claim or action against any of the SISC Releasors based upon any violation or alleged violation by any of the Lafayette Releasees of any applicable United States or state securities laws.

     3.2.   In consideration of the performance by SISC and the SISC
Releasors of their obligations and covenants under this Agreement and their representations and warranties under this Agreement, the adequacy and sufficiency of which consideration are hereby acknowledged, each of the Lafayette Releasees and the Additional Signatories (hereinafter collectively referred to as the "Lafayette Releasors"), hereby release and discharge each of the SISC Releasors and their respective shareholders, officers, directors, partners (general and limited), principals, employees, agents, parents, subsidiaries, affiliates (including, without limitation, any entity owned, controlled by or under common control with such persons and entities) and their respective heirs, executors, administrators, personal representatives, successors and assigns (hereinafter collectively referred to as the "SISC Releasees"), from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, obligations, contracts, controversies, agreements, promises, variances, trespasses, damages, liabilities, judgments, executions, claims and demands whatsoever, in law, admiralty or equity (whether known or unknown and whether liquidated or unliquidated), whether asserted individually, derivatively, or in any other capacity, which the Lafayette Releasors, or any of them, or their respective heirs, executors, administrators, personal representatives, successors and assigns, and any entity owned, controlled by, or under common control with any Lafayette Releasor and the respective shareholders, officers, directors, partners (general and limited), principals, employees, agents, parents, subsidiaries, and affiliates thereof ever had, now have or hereafter can, shall or may have against any of the SISC Releasees from the beginning of the world to the date of this Agreement for, by reason of, in any way based upon, arising out of, related to, or connected with, directly or indirectly, any matter, cause, thing, transaction, act, or omission whatsoever by or on behalf of any SISC Releasee in connection with the Stock Purchase Agreement and/or any transaction between or among any of the Lafayette Releasors, the Additional Signatories and the SISC Releasees since December 20, 1996 in connection with the transactions described in the Stock Purchase Agreement, except for any obligations of any SISC Releasee under or pursuant to this Agreement.

     3.3. Each of the SISC Releasors, the Lafayette Releasors and the additional Signatories hereby covenants and agrees that, from and after the date hereof, they will not commence or maintain, or directly or indirectly cause or induce any third party to commence or maintain, any action or proceeding to set aside or in any way challenge this Agreement or the transactions contemplated by this Agreement. Each of such parties hereto hereby acknowledges to the other that an action for damages is not an inadequate remedy for the enforcement of this covenant and agrees that, in the event of any breach or threatened breach hereof, this covenant may be enforced by any available equitable remedy including, without limitation, an action for specific performance or injunctive relief.

     3.4. Notwithstanding any provision of this Agreement to the contrary, the releases provided in Paragraphs 3.1 and 3.2 of this Agreement, and the indemnity provided in Paragraph 4 of this Agreement, will be void ab initio and of no further force or effect (i) as to any party to this Agreement who or which fails to perform any of his or its obligations or covenants under this Agreement, or
(ii) in the event that this Agreement, or any provision hereof, is ever adjudicated unenforceable, or (iii) in the event that this Agreement or any part thereof is rescinded or modified by operation of law or by order of any court of competent jurisdiction, including, without limitation, any order of any such court pursuant to or in connection with a bankruptcy, insolvency or similar proceeding.

4.   Indemnification.   Subject to the provisions of Paragraph 3.4 hereof
and in consideration of the performance by Lafayette and the Lafayette Releasors and the Additional Signatories of their obligations and covenants under this Agreement and the accuracy of their representations and warranties under this Agreement, SPECTEC hereby agrees to defend, indemnify, and hold Lafayette and the Lafayette Releasors harmless from and against any and all losses, claims, damages, liabilities, costs and expenses (including reasonable legal fees and expenses) (collectively, the "Losses"), which are sustained or incurred by Lafayette or the Lafayette Releasors, arising out of, or in connection with, any claim, action or proceeding asserted or commenced against Lafayette or the Lafayette Releasors by any purchaser from Lafayette of any of the 8,000,000 shares of Lafayette's capital stock in issuer transactions between December 20, 1996 and the date hereof in connection with the transaction relating to the purchase of such securities (other than pursuant to the Stock Purchase Agreement); provided, however, that SPECTEC will not be liable for indemnification hereunder unless such Losses are the subject of a final, nonappealable determination by a court of competent jurisdiction or for any amounts paid in settlement of any such action or proceeding if such settlement is effected without the written consent of SPECTEC. Lafayette and the Lafayette Releasors hereby agree to promptly notify SPECTEC of the assertion against it or them of any claim, or the commencement of any action or proceeding, for which a claim for indemnification hereunder may be made and to provide SPECTEC with a copy of any notice and/or other document received by it or them in connection therewith; provided, however, that the failure to promptly notify SPECTEC, as aforesaid, shall not alter Lafayette's or the Lafayette's Releasors' right to indemnification hereunder unless the failure to provide such notification materially prejudices SPECTEC. In the event that any such claim, action or proceeding is asserted or brought against Lafayette, or the Lafayette Releasors, SPECTEC shall be entitled to participate in (and to the extent it shall wish, to assume and direct) the defense thereof, at its sole expense. Lafayette and the Lafayette Releasors may also employ separate counsel in connection with any such claim, action or proceeding and participate in the defense thereof provided, however, that the fees and expenses of such counsel shall be borne by Lafayette or the Lafayette Releasors.

5.   Miscellaneous.

     5.1.   Notices.   Any notice or other communication required or permitted
to be given under this Agreement must be in writing and delivered in person or by registered or certified mail, return receipt requested, or by a nationally recognized overnight express courier service, receipt acknowledged, to the proper address of the party to whom such notice is being given as specified herein (or to any such party at any different address provided by notice given in compliance with this provision). All notices or other communications to SIS, any of the Subsidiaries or DLB, LSS or SPECTEC shall be addressed to it or them c/o SIS Capital Corp., 160 Broadway, New York, New York 10038, Attn: Mr. Lewis
S. Schiller, with a copy to Robert L. Blessey, Esq., 51 Lyon Ridge Road, Katonah, New York 10536. All notices or other communications to Lafayette or the Lafayette Releasors shall be addressed to Lafayette Industries, Inc. at 140 Hinsdale Street, Brooklyn, New York 11207, Attn: Colin Halperin, or to such other address as to which any of the Additional Signatories may specify for notices to him or it, by notice given in accordance with this Paragraph. All such notices or other communications shall be deemed given upon receipt, in the case of hand or courier delivered notices or other communications, or within three days of mailing, as aforesaid (except for a notice of a change of address which shall be deemed given only upon receipt).

     5.2.   Non-Assignability; Benefit of Agreement.   This Agreement is
non-assignable and shall inure to the benefit of, and shall be binding upon, the parties hereto and their

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

respective heirs, executors, administrators, successors, and legal representatives.

     5.3.   Headings.   The Paragraph headings contained in this Agreement are
for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     5.4.   Applicable Law, Jurisdiction and Venue.   This Agreement shall be
governed by and construed in accordance with the laws of the State of New York, with respect to contracts made and to be fully performed therein, without regard to the conflicts of laws provisions thereof. The parties hereto hereby agree that any suit or proceeding arising under this Agreement or the consummation of the transactions contemplated hereby, shall be brought solely in a federal or state court located in the City, County, and State of New York. By their execution hereof, the parties hereto hereby consent and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York, and agree that any process in any suit or proceeding commenced in such courts under this Agreement may be served upon them personally, by certified or registered mail, return receipt requested or by Federal Express or other nationally recognized overnight express courier service, with the same force and effect as if personally served upon them in New York. The parties hereto each waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense of lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other parties hereto, on a joint and several basis, of his or its reasonable counsel fees and disbursements in an amount judicially determined.

     5.5.   Partial Waiver.   The failure of any party hereto in any one or more
instances to insist upon the performance of any of the terms or conditions of this Agreement, or to exercise any right or privilege conferred in this Agreement, or the waiver of any breach of any of the terms, covenants or conditions of this Agreement, shall not be construed as thereafter waiving any such terms, covenants, conditions, rights or privileges, and the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred. No change, termination or attempted waiver of any of the provisions hereof shall be binding unless in writing and signed by the party against whom the same is sought to be enforced.

     5.6.   Representations and Warranties.   Each of the parties hereto hereby
represents and warrants to the other that (i) he or it has the full power and authority to enter into this

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

Agreement, (ii) this Agreement has been duly authorized by all necessary corporate or other action required therefor, and (iii) this Agreement is a binding obligation of each of the parties hereto.

     5.7.   Independent Legal Representation.   Each of the parties represents
and warrants that such party has read and reviewed this Agreement in its entirety and has sought and obtained, or has had the full opportunity to seek and obtain, the benefit of full, complete and competent legal advice and counsel in connection with this Agreement and that such party fully understands the meaning and intent of every provision hereof. The parties hereto agree that the fact that counsel for any one party may have drafted this Agreement or any of the provisions contained in this Agreement shall not be cause for the construction or interpretation of that provision against that party.

     5.8.   Counterparts.   This Agreement may be executed in separate but
identical counterparts, each of which shall be an original, but all of which shall together constitute but one and the same instrument.

     5.9.   Further Assurances.   The parties hereto hereby agree that, at any
time and from time to time after the date hereof, upon the reasonable request of any party hereto, they shall do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such further acts, deeds, assignments, transfers, conveyances, and assurances as may be reasonably required to more effectively consummate this Agreement and the transactions contemplated thereby or to confirm or otherwise effectuate the provisions of this Agreement.

                  IN WITNESS WHEREOF, each of the parties hereto have duly executed or caused this Agreement to be duly executed as of the day and year first above written.


                                       LAFAYETTE INDUSTRIES, INC.

                                       By:____________________________

                                       _______________________________
                                       Print Name and Title


                                       SIS CAPITAL CORP.

                                       By: Lewis S. Schiller
                                           -----------------
                                           Lewis S. Schiller
                                           Chairman of the Board and
                                           Chief Executive Officer

                                       DLB, INC.

                                       By: Carol Schiller
                                           --------------
                                           Carol Schiller
                                           President

                                       Lewis S. Schiller
                                       -----------------
                                       Lewis S. Schiller

                                       SPECTEC, INC.


                                       By: Lewis S. Schiller
                                           -----------------
                                           Lewis S. Schiller
                                           Chairman of the Board and
                                           Chief Executive Officer

                                       ADDITIONAL SIGNATORIES:


                                       _______________________________


                                       _______________________________


                                       _______________________________


                                       _______________________________


                                       _______________________________


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